UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 3, 2015

NAC Global Technologies, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-49655	87-0678927
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4720 Salisbury Road

Jacksonville, FL 32256

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (904) 493-6496

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Officers.

Effective September 3, 2015, Jose L. Pujol, Jr. and Brian St. Denis each resigned from the Board of Directors of NAC Global Technologies, Inc. (the “Company”), reducing the number of members of the Board of Directors of the Company from five to three. Additionally, Mr. Pujol resigned as Secretary of the Company. Messrs. Pujol and St. Denis’ decisions to resign from their respective positions was not based upon any disagreement with the Company on any matter relating to the Company’s operations, policies or practices as contemplated by Item 5.02(a) of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 30, 2015	NXT-ID, INC.

	By:	/s/ Vincent Genovese
Name: Vincent Genovese Title: President and Chief Executive Officer